Exhibit 10.25

Atlantic Canada Opportunities Agency	Agence de promotion economique du Canada atlantique
	Nova Scotia	Bureau de la
	Off ice	Nouvelle-Ecosse
	P.O. Box 2284	Casier postal 2284
	Station Central	Succursale C
	Halifax, N.S.	Halifax (N.-E.)
	B3J 3C8	B3J 3C8

CONTRACT AMENDMENT FEB – 8 2005	Project No.: 183782 Amendment #1 JAN 10 2005

Navitrak Engineering Incorporated and Navitrak International Corporation

1660 Hollis Street

Suite 904

Halifax, Nova Scotia

B3J IV7

Attention: Ms. Elizabeth Duncan, Chief Financial Officer

Dear Ms. Duncan:

Re:	Amendment Approval under the Business Development Program

This is in reference to our offer of a repayable Contribution dated March 4, 2004, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc.

As per our letter dated November 9, 2004, concerning Navitrak International Corporation and its subsidiaries, the Atlantic Canada Opportunities Agency ("the Agency") hereby changes the legal name of our letter of offer from Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc. to Navitrak Engineering Incorporated and Navitrak International Corporation.

All other terms and conditions of our letter of offer dated March 4, 2004, and accepted by you on March 9, 2004, and as amended thereafter remain unchanged.

This amendment will become effective upon receipt of your written acceptance, no later than thirty (30) days from the date appearing on this letter. Please sign and date one copy of this amendment letter and return it to the above address.

If you have any questions pertaining to our procedures and requirements, please contact Shannon Chambers, the officer assigned to your project, at (800) 565-1228, (902) 426-6792 or via e-mail at shannon.chambers@acoa-apeca.gc.ca.

Yours truly,

/s/ John Beeston

John Beeston

Account Manager

Nova Scotia

/mb

The foregoing offer is hereby accepted this 8th day of February, 2005.

Navitrak Engineering Incorporated (Project No: 183782)		Navitrak International Corporation (Project No: 183782)
Per:	/s/ Joel Strickland	/s/ Joel Strickland
	(Signature) CEO	(Signature) COO
	(Title)	(Title)
Per:	/s/ Elizabeth A. Duncan	/s/ Elizabeth A. Duncan
	(Signature) Director & Secretary	(Signature) Chief Financial Officer
	(Title)	(Title)
(Corporate Seal)		(Corporate Seal)

Navitrak Systems Inc. (Project No: 183782)
Per:	/s/ Joel Strickland
	(Title) President	(Corporate Seal)
(Signature)